UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): May 19, 2006




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------

Item 5.02 Departure of Directors or Principal Officers;
	    Election of Directors;
	    Appointment of Principal Officers
          ------------------------------------------

On May 19, 2006, Access Pharmaceuticals, Inc. ("Access") Board of Directors approved the election of a new board member - Rosemary Mazanet, MD, PhD. Dr. Mazanet is the current Acting CEO of Access since May 2005.

Dr. Mazanet also serves as Chief Executive Officer of Breakthrough Therapeutics, LLC, a privately held development stage biotechnology company. From June 1998 to February 2004, Dr. Mazanet served as Chief Scientific Officer and a General Partner of Oracle Partners, L.P., a healthcare investment firm. As Sr. Director of Clinical Research at Amgen in the early and mid 1990s, she was responsible for the submission of corporate INDs, the registration strategy and conduct of Phase I, II and III clinical trials. Dr. Mazanet also serves as an independent director at GTx, Inc (Nasdaq:
GTXI) and is a trustee at the University of Pennsylvania, School of Medicine where she received her M.D. and Ph.D. Dr. Mazanet was trained as an oncologist in the Harvard Medical System where she was also a faculty member.




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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated May 25, 2006

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